Illumina Reports Full Financial Results for Third Quarter of Fiscal Year 2016

San Diego -- (BUSINESS WIRE) - November 1, 2016 - Illumina, Inc. (NASDAQ:ILMN) today announced its full financial results for the third quarter of fiscal year 2016.

Third quarter 2016 results:

•	As previously announced on October 10, 2016, revenue of $607 million, a 10% increase compared to $550 million in the third quarter of 2015

•	GAAP net income attributable to Illumina stockholders for the quarter of $129 million, or $0.87 per diluted share, compared to $118 million, or $0.79 per diluted share, for the third quarter of 2015

•
Non-GAAP net income attributable to Illumina stockholders for the quarter of $144 million, or $0.97 per diluted share, compared to $120 million, or $0.80 per diluted share, for the third quarter of 2015 (see the table entitled “Itemized Reconciliation Between GAAP and Non-GAAP Net Income Attributable to Illumina Stockholders” for a reconciliation of these GAAP and non-GAAP financial measures)

•	Cash flow from operations of $150 million and free cash flow of $93 million for the quarter, compared to $181 million and $152 million in the prior year period

Gross margin in the third quarter of 2016 was 70.2% compared to 70.4% in the prior year period. Excluding the effect of non-cash stock compensation expense and amortization of acquired intangible assets, non-GAAP gross margin was 72.5% for the third quarter of 2016 compared to 73.2% in the prior year period.

Research and development (R&D) expenses for the third quarter of 2016 were $125.9 million, or 20.7% of revenue, compared to $99.2 million, or 18.1% of revenue, in the prior year period. R&D expenses included $11.5 million and $9.1 million of non-cash stock compensation expense in the third quarters of 2016 and 2015, respectively. Excluding these charges and contingent compensation, R&D expenses as a percentage of revenue were 18.8%, including 2.4% attributable to GRAIL and Helix. This compares to 16.4% in the prior year period.

Selling, general and administrative (SG&A) expenses for the third quarter of 2016 were $139.1 million, or 22.9% of revenue, compared to $136.6 million, or 24.8% of revenue, in the prior year period. SG&A expenses included $20.0 million and $20.1 million of non-cash stock compensation expense in the third quarters of 2016 and 2015, respectively. Excluding these charges, amortization of acquired intangible assets, and contingent compensation, SG&A expenses as a percentage of revenue were 19.3%, including 1.5% attributable to GRAIL and Helix. This compares to 20.9% in the prior year period, including 0.9% attributable to Helix.

Depreciation and amortization expenses were $35.9 million and capital expenditures for free cash flow purposes were $57.1 million during the third quarter of 2016, which excludes an increase of $83.9 million in property and equipment recorded under build-to-suit lease accounting since such expenses were paid for by the landlord.

At the close of the quarter, the company held $1.54 billion in cash, cash equivalents and short-term investments, compared to $1.39 billion as of January 3, 2016.

"While sequencing sample volume growth remains robust, our lowered revenue outlook reflects our updated expectations for HiSeq 2500, HiSeq 4000 and HiSeq X instrument purchases, as well as HiSeq 2500 reagent sales,” stated Francis deSouza, President and CEO. “Over the last few weeks it has become clear that certain academic funding practices were modified in the third quarter, limiting our customers’ ability to make HiSeq X capital commitments. Further, HiSeq 2500 and 4000 demand has been impacted by a migration to NextSeq, for enhanced workflow flexibility and HiSeq X, given its beneficial pricing for whole genome sequencing.”

Updates since our last earnings release:

•	Announced a partnership with FlowJo, LLC to develop and co-market analysis software for single cell next-generation sequencing data

•	Received orders for an additional 2 million samples of the Infinium® Global Screening Array, for a total of more than 5 million samples ordered to date

•	Appointed Philip W. Schiller to the company’s Board of Directors

•
Announced that Christian Henry, Executive Vice President and Chief Commercial Officer, will be leaving the company. Appointed Mark van Oene, currently Senior Vice President and General Manager, Americas, as Interim Chief Commercial Officer

•
Announced that Illumina’s Board of Directors has authorized the company to repurchase up to $250 million of outstanding common shares in the open market or in privately negotiated transactions, subject to market conditions and other factors. The company repurchased $13 million of common stock under this new stock authorization

Financial outlook and guidance
The non-GAAP financial guidance discussed below reflects certain pro forma adjustments to assist in analyzing and assessing our operational performance. Please see our Reconciliation of Non-GAAP Financial Guidance included in this release for a reconciliation of the GAAP and non-GAAP financial measures.

The company continues to project fourth quarter revenue to be flat to slightly up compared to the third quarter. For fiscal 2016, non-GAAP earnings per diluted share attributable to Illumina stockholders is forecasted to be $3.27 to $3.32.

Quarterly conference call information
The conference call will begin at 2:00 pm Pacific Time (5:00 pm Eastern Time) on Tuesday, November 1, 2016. Interested parties may listen to the call by dialing 888.771.4371 (passcode: 43579048), or if outside North America by dialing +1.847.585.4405 (passcode: 43579048). Individuals may access the live teleconference in the Investor Relations section of Illumina’s web site under the “company” tab at www.illumina.com.

A replay of the conference call will be available from 4:30 pm Pacific Time (7:30 pm Eastern Time) on November 1, 2016 through November 8, 2016 by dialing 888.843.7419 (passcode: 43579048), or if outside North America by dialing +1.630.652.3042 (passcode: 43579048).

Statement regarding use of non-GAAP financial measures
The company reports non-GAAP results for diluted net income per share, net income, gross margins, operating expenses, operating margins, other income, and free cash flow in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.

The company’s financial measures under GAAP include substantial charges such as stock compensation expense, amortization of acquired intangible assets, non-cash interest expense associated with the company’s convertible debt instruments that may be settled in cash, and others that are listed in the itemized reconciliations between GAAP and non-GAAP financial measures included in this press release. Management has excluded the effects of these items in non-GAAP measures to assist investors in analyzing and assessing past and future core operating performance. Additionally, non-GAAP net income attributable to Illumina stockholders and diluted earnings per share attributable to Illumina stockholders are key components of the financial metrics utilized by the company’s board of directors to measure, in part, management’s performance and determine significant elements of management’s compensation.

The company encourages investors to carefully consider its results under GAAP, as well as its supplemental non-GAAP information and the reconciliation between these presentations, to more fully understand its business. Reconciliations between GAAP and non-GAAP results are presented in the tables of this release.

Use of forward-looking statements
This release contains projections, information about our financial outlook, earnings guidance, and other forward-looking statements that involve risks and uncertainties. These forward-looking statements are based on our expectations as of the date of this release and may differ materially from actual future events or results. Among the important factors that could cause actual results to differ materially from those in any forward-looking statements are (i) our ability to further develop and commercialize our instruments and consumables and to deploy new products, services and applications, and expand the markets for our technology platforms; (ii) our ability to manufacture robust instrumentation and consumables; (iii) our ability to successfully identify and integrate acquired technologies, products or businesses; (iv) the future conduct and growth of the business and the markets in which we operate; (v) challenges inherent in developing, manufacturing, and launching new products and services; and (vi) the application of generally accepted accounting principles, which are highly complex and involve many subjective assumptions, estimates, and judgments, together with other factors detailed in our filings with the Securities and Exchange Commission, including our most recent filings on Forms 10-K and 10-Q, or in information disclosed in public conference calls, the date and time of which are released beforehand. We undertake no obligation, and do not intend, to update these forward-looking statements, to review or confirm analysts’ expectations, or to provide interim reports or updates on the progress of the current quarter.

About Illumina
Illumina is improving human health by unlocking the power of the genome.  Our focus on innovation has established us as the global leader in DNA sequencing and array-based technologies, serving customers in the research, clinical and applied markets.  Our products are used for applications in the life sciences, oncology, reproductive health, agriculture and other emerging segments.  To learn more, visit www.illumina.com and follow @illumina.

# # #
Illumina, Inc.
Investors:
Rebecca Chambers
858.255.5243
ir@illumina.com
or
Media:
Eric Endicott
858.882.6822
pr@illumina.com

Illumina, Inc.
Condensed Consolidated Balance Sheets
(In thousands)

	October 2, 2016	January 3, 2016
ASSETS	(unaudited)
Current assets:
Cash and cash equivalents	$794,697	$768,770
Short-term investments	741,569	617,450
Accounts receivable, net	381,632	385,529
Inventory	312,242	270,777
Prepaid expenses and other current assets	47,696	54,297
Total current assets	2,277,836	2,096,823
Property and equipment, net	633,856	342,694
Goodwill	775,995	752,629
Intangible assets, net	255,560	273,621
Deferred tax assets	182,122	134,515
Other assets	102,458	87,465
Total assets	$4,227,827	$3,687,747

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$134,090	$139,226
Accrued liabilities	315,204	386,844
Build-to-suit lease liability	178,311	9,495
Long-term debt, current portion	1,250	74,929
Total current liabilities	628,855	610,494
Long-term debt	1,040,765	1,015,649
Other long-term liabilities	204,273	180,505
Redeemable noncontrolling interests	34,257	32,546
Stockholders’ equity	2,319,677	1,848,553
Total liabilities and stockholders’ equity	$4,227,827	$3,687,747

Illumina, Inc.
Condensed Consolidated Statements of Income
(In thousands, except per share amounts)
(unaudited)

	Three Months Ended		Nine Months Ended
	October 2, 2016	September 27, 2015	October 2, 2016	September 27, 2015
Revenue:
Product revenue	$513,744	$470,824	$1,506,416	$1,392,711
Service and other revenue	93,395	79,447	272,610	235,503
Total revenue	607,139	550,271	1,779,026	1,628,214
Cost of revenue:
Cost of product revenue (a)	132,423	120,954	382,856	360,037
Cost of service and other revenue (a)	37,606	29,590	117,156	94,289
Amortization of acquired intangible assets	10,960	12,188	32,005	34,957
Total cost of revenue	180,989	162,732	532,017	489,283
Gross profit	426,150	387,539	1,247,009	1,138,931
Operating expense:
Research and development (a)	125,917	99,226	374,500	287,180
Selling, general and administrative (a)	139,146	136,648	436,914	377,406
Legal contingencies	—	15,000	(9,490)	15,000
Headquarter relocation	385	(5,226)	1,069	(3,047)
Acquisition related expense (gain), net	—	1,109	—	(6,449)
Total operating expense	265,448	246,757	802,993	670,090
Income from operations	160,702	140,782	444,016	468,841
Other expense, net	(6,338)	(11,865)	(17,081)	(20,706)
Income before income taxes	154,364	128,917	426,935	448,135
Provision for income taxes	37,429	13,296	106,387	93,609
Consolidated net income	116,935	115,621	320,548	354,526
Add: Net loss attributable to noncontrolling interests	11,953	2,556	18,339	2,556
Net income attributable to Illumina stockholders	$128,888	$118,177	$338,887	$357,082
Net income attributable to Illumina stockholders for earnings per share (b)	$128,682	$118,128	$335,597	$357,033
Earnings per share attributable to Illumina stockholders:
Basic	$0.88	$0.81	$2.29	$2.47
Diluted	$0.87	$0.79	$2.27	$2.39
Shares used in computing earnings per common share:
Basic	146,705	145,349	146,783	144,447
Diluted	147,901	149,672	148,049	149,108

(a) Includes stock-based compensation expense for stock-based awards:

	Three Months Ended		Nine Months Ended
	October 2, 2016	September 27, 2015	October 2, 2016	September 27, 2015
Cost of product revenue	$1,799	$2,567	$5,949	$7,012
Cost of service and other revenue	1,261	498	2,114	1,243
Research and development (1)	11,515	9,098	32,889	31,152
Selling, general and administrative (2)	20,008	20,066	60,893	57,697
Stock-based compensation expense before taxes	$34,583	$32,229	$101,845	$97,104

(1) Includes stock-based compensation from GRAIL and Helix of $0.2 million and $0.5 million for the three and nine months ended October 2, 2016, respectively.

(2) Includes stock-based compensation from GRAIL and Helix of $0.4 million and $1.4 million for the three and nine months ended October 2, 2016, respectively.
_____________________________________________________________________________________________________
(b) Amount reflects the additional losses attributable to the common shareholders of GRAIL and Helix for earnings per share purposes. For the nine months ended October 2, 2016, the additional losses were partially offset by the net impact of a deemed dividend from the company’s common to preferred share exchange with GRAIL.

Illumina, Inc.
Condensed Consolidated Statements of Cash Flows
(In thousands)
(unaudited)

	Three Months Ended		Nine Months Ended
	October 2, 2016	September 27, 2015	October 2, 2016	September 27, 2015
Net cash provided by operating activities (a)	$150,300	$180,994	$407,085	$419,218
Net cash used in investing activities	(341,231)	(38,927)	(341,247)	(335,544)
Net cash provided by (used in) financing activities (a)	34,473	(180,897)	(41,221)	(165,621)
Effect of exchange rate changes on cash and cash equivalents	(507)	(698)	1,310	(2,678)
Net (decrease) increase in cash and cash equivalents	(156,965)	(39,528)	25,927	(84,625)
Cash and cash equivalents, beginning of period	951,662	591,057	768,770	636,154
Cash and cash equivalents, end of period	$794,697	$551,529	$794,697	$551,529

Calculation of free cash flow:
Net cash provided by operating activities (a)	$150,300	$180,994	$407,085	$419,218
Purchases of property and equipment (b)	(57,122)	(29,459)	(178,353)	(107,361)
Free cash flow (c)	$93,178	$151,535	$228,732	$311,857
______________________________________________________________________________________________________
(a) Net cash provided by operating activities excludes excess tax benefit related to stock-based compensation of $109.9 million in the first three quarters of 2016, of which $25.7 million was recorded in Q3, and $121.7 million in the first three quarters of 2015, of which $15.5 million was recorded in Q3. Net cash used in financing activities reflects the excess tax benefit as a corresponding in-flow in the respective periods.

(b) Excludes increase of $168.8 million in the first three quarters of 2016, of which $83.9 million was in Q3, in property and equipment recorded under build-to-suit lease accounting, which are non-cash expenditures.

(c) Free cash flow, which is a non-GAAP financial measure, is calculated as net cash provided by operating activities reduced by purchases of property and equipment. Free cash flow is useful to management as it is one of the metrics used to evaluate our performance and to compare us with other companies in our industry. However, our calculation of free cash flow may not be comparable to similar measures used by other companies.

Illumina, Inc.
Results of Operations - Non-GAAP
(In thousands, except per share amounts)
(unaudited)

ITEMIZED RECONCILIATION BETWEEN GAAP AND NON-GAAP EARNINGS PER SHARE ATTRIBUTABLE TO ILLUMINA STOCKHOLDERS:
	Three Months Ended		Nine Months Ended
	October 2, 2016	September 27, 2015	October 2, 2016	September 27, 2015
GAAP earnings per share attributable to Illumina stockholders - diluted	$0.87	$0.79	$2.27	$2.39
Amortization of acquired intangible assets	0.08	0.09	0.25	0.26
Non-cash interest expense (a)	0.05	0.06	0.15	0.20
Contingent compensation expense (b)	0.01	—	0.01	—
Legal contingencies (c)	—	0.10	(0.06)	0.10
Headquarter relocation	—	(0.03)	0.01	(0.02)
Deemed dividend (d)	—	—	(0.01)	—
Loss on extinguishment of debt	—	0.03	—	0.03
Acquisition related expense (gain), net (e)	—	0.01	—	(0.04)
Cost-method investment gain, net (f)	—	(0.02)	—	(0.10)
Tax benefit related to cost-sharing arrangement (g)	—	(0.17)	—	(0.17)
Incremental non-GAAP tax expense (h)	(0.04)	(0.06)	(0.10)	(0.14)
Non-GAAP earnings per share attributable to Illumina stockholders - diluted (i)	$0.97	$0.80	$2.52	$2.51

ITEMIZED RECONCILIATION BETWEEN GAAP AND NON-GAAP NET INCOME ATTRIBUTABLE TO ILLUMINA STOCKHOLDERS:
GAAP net income attributable to Illumina stockholders (j)	$128,888	$118,177	$338,887	$357,082
Amortization of acquired intangible assets	12,423	13,794	36,561	39,453
Non-cash interest expense (a)	7,346	9,469	22,382	29,884
Contingent compensation expense (b)	691	249	2,085	249
Headquarter relocation	385	(5,226)	1,069	(3,047)
Legal contingencies (c)	—	15,000	(9,490)	15,000
Loss on extinguishment of debt	—	3,504	—	3,737
Acquisition related expense (gain), net (e)	—	1,109	—	(6,449)
Cost-method investment gain, net (f)	—	(2,900)	—	(15,482)
Tax benefit related to cost-sharing arrangement (g)	—	(24,757)	—	(24,757)
Incremental non-GAAP tax expense (h)	(5,675)	(8,833)	(14,695)	(21,037)
Non-GAAP net income attributable to Illumina stockholders (i)	$144,058	$119,586	$376,799	$374,633
_____________________________________________________________________________________________________

(a) Non-cash interest expense is calculated in accordance with the authoritative accounting guidance for convertible debt instruments that may be settled in cash.

(b) Contingent compensation expense relates to contingent payments for post-combination services associated with an acquisition.

(c) Legal contingencies in 2016 represent a reversal of previously recorded expense related to the settlement of patent litigation. Legal contingencies in 2015 represent charges related to patent litigation.

(d) Amount represents the impact of a deemed dividend, net of Illumina’s portion of the losses incurred by GRAIL’s common shareholders resulting from the company’s common to preferred share exchange with GRAIL. The amount was added to net income attributable to Illumina stockholders for purposes of calculating Illumina’s consolidated earnings per share. The deemed dividend, net of tax, was recorded through equity.

(e) Acquisition related expense (gain), net consists of changes in fair value of contingent consideration.

(f) Cost-method investment gain, net consists primarily of a gain on the sale of a cost-method investment.

(g) Tax benefit related to cost-sharing arrangement refers to the exclusion of stock compensation from prior period cost-sharing charges as a result of a tax court ruling.

(h) Incremental non-GAAP tax expense reflects the tax impact related to the non-GAAP adjustments listed above.

(i) Non-GAAP net income attributable to Illumina stockholders and diluted earnings per share attributable to Illumina stockholders exclude the effect of the pro forma adjustments as detailed above. Non-GAAP net income attributable to Illumina stockholders and diluted earnings per share attributable to Illumina stockholders are key components of the financial metrics utilized by the company’s board of directors to measure, in part, management’s performance and determine significant elements of management’s compensation. Management has excluded the effects of these items in these measures to assist investors in analyzing and assessing our past and future core operating performance.

(j) GAAP net income attributable to Illumina stockholders excludes the net impact of the deemed dividend as detailed in (d) above and the additional losses attributable to common shareholders of GRAIL and Helix for earnings per share purposes. These amounts are included in GAAP net income attributable to Illumina stockholders for earnings per share of $128.7 million and $335.6 million for the three and nine months ended October 2, 2016, respectively and $118.1 million and $357.0 million for the three and nine months ended September 27, 2015, respectively.

Illumina, Inc.
Results of Operations - Non-GAAP (continued)
(Dollars in thousands)
(unaudited)
ITEMIZED RECONCILIATION BETWEEN GAAP AND NON-GAAP RESULTS OF OPERATIONS AS A PERCENT OF REVENUE:
	Three Months Ended				Nine Months Ended
	October 2, 2016		September 27, 2015		October 2, 2016		September 27, 2015
GAAP gross profit	$426,150	70.2%	$387,539	70.4%	$1,247,009	70.1%	$1,138,931	69.9%
Stock-based compensation expense	3,060	0.5%	3,065	0.6%	8,063	0.4%	8,255	0.5%
Amortization of acquired intangible assets	10,960	1.8%	12,188	2.2%	32,005	1.8%	34,957	2.2%
Non-GAAP gross profit (a)	$440,170	72.5%	$402,792	73.2%	$1,287,077	72.3%	$1,182,143	72.6%

GAAP research and development expense	$125,917	20.7%	$99,226	18.1%	$374,500	21.1%	$287,180	17.6%
Stock-based compensation expense	(11,515)	(1.9)%	(9,098)	(1.7)%	(32,889)	(1.9)%	(31,152)	(1.9)%
Contingent compensation expense (b)	(108)	—	(44)	—	(325)	—	(44)	—
Non-GAAP research and development expense	$114,294	18.8%	$90,084	16.4%	$341,286	19.2%	$255,984	15.7%

GAAP selling, general and administrative expense	$139,146	22.9%	$136,648	24.8%	$436,914	24.6%	$377,406	23.2%
Stock-based compensation expense	(20,008)	(3.3)%	(20,066)	(3.6)%	(60,893)	(3.4)%	(57,697)	(3.5)%
Amortization of acquired intangible assets	(1,463)	(0.2)%	(1,606)	(0.3)%	(4,556)	(0.3)%	(4,496)	(0.4)%
Contingent compensation expense (b)	(583)	(0.1)%	(205)	—	(1,760)	(0.1)%	(205)	—
Non-GAAP selling, general and administrative expense	$117,092	19.3%	$114,771	20.9%	$369,705	20.8%	$315,008	19.3%

GAAP operating profit	$160,702	26.5%	$140,782	25.6%	$444,016	25.0%	$468,841	28.8%
Stock-based compensation expense	34,583	5.7%	32,229	5.9%	101,845	5.7%	97,104	6.0%
Amortization of acquired intangible assets	12,423	2.0%	13,794	2.5%	36,561	2.1%	39,453	2.4%
Contingent compensation expense (b)	691	0.1%	249	—	2,085	0.1%	249	—
Headquarter relocation	385	0.1%	(5,226)	(0.9)%	1,069	0.1%	(3,047)	(0.2)%
Legal contingencies (c)	—	—	15,000	2.7%	(9,490)	(0.6)%	15,000	0.9%
Acquisition related expense (gain), net (d)	—	—	1,109	0.2%	—	—	(6,449)	(0.4)%
Non-GAAP operating profit (a)	$208,784	34.4%	$197,937	36.0%	$576,086	32.4%	$611,151	37.5%

GAAP other expense, net	$(6,338)	(1.0)%	$(11,865)	(2.2)%	$(17,081)	(1.0)%	$(20,706)	(1.3)%
Non-cash interest expense (e)	7,346	1.2%	9,469	1.7%	22,382	1.3%	29,884	1.8%
Loss on extinguishment of debt	—	—	3,504	0.6%	—	—	3,737	0.2%
Cost-method investment gain, net (f)	—	—	(2,900)	(0.4)%	—	—	(15,482)	(0.9)%
Non-GAAP other income (expense), net (a)	$1,008	0.2%	$(1,792)	(0.3)%	$5,301	0.3%	$(2,567)	(0.2)%

______________________________________________________________________________________________________

(a) Non-GAAP gross profit, included within non-GAAP operating profit, is a key measure of the effectiveness and efficiency of manufacturing processes, product mix and the average selling prices of the company’s products and services. Non-GAAP operating profit, and non-GAAP other income (expense), net, exclude the effects of the pro forma adjustments as detailed above. Management has excluded the effects of these items in these measures to assist investors in analyzing and assessing past and future operating performance.

(b) Contingent compensation expense relates to contingent payments for post-combination services associated with an acquisition.

(c) Legal contingencies in 2016 represent a reversal of previously recorded expense related to the settlement of patent litigation. Legal contingencies in 2015 represent charges related to patent litigation.

(d) Acquisition related expense (gain), net consists of changes in fair value of contingent consideration.

(e) Non-cash interest expense is calculated in accordance with the authoritative accounting guidance for convertible debt instruments that may be settled in cash.

(f) Cost-method investment gain, net consists primarily of a gain on the sale of a cost-method investment.

Illumina, Inc.
Reconciliation of Non-GAAP Financial Guidance

The company’s future performance and financial results are subject to risks and uncertainties, and actual results could differ materially from the guidance set forth below. Some of the factors that could affect the company’s financial results are stated above in this press release. More information on potential factors that could affect the company’s financial results is included from time to time in the company’s public reports filed with the Securities and Exchange Commission, including the company’s Form 10-K for the fiscal year ended January 3, 2016, and the company’s Form 10-Q for the fiscal quarters ended April 3, 2016 and July 3, 2016. The company assumes no obligation to update any forward-looking statements or information.

Fiscal Year 2016
Diluted earnings per share attributable to Illumina stockholders
GAAP diluted earnings per share attributable to Illumina stockholders	$2.92 - $2.97
Amortization of acquired intangible assets	0.33
Non-cash interest expense (a)	0.20
Legal contingencies (b)	(0.06)
Contingent compensation (c)	0.02
Headquarter relocation	0.01
Deemed dividend (d)	(0.01)
Incremental non-GAAP tax expense (e)	(0.14)
Non-GAAP diluted earnings per share attributable to Illumina stockholders	$3.27 - $3.32
______________________________________________________________________________________________________

(a) Non-cash interest expense is calculated in accordance with the authoritative accounting guidance for convertible debt instruments that may be settled in cash.

(b) Legal contingencies represent a reversal of previously recorded expense related to the settlement of patent litigation.

(c) Contingent compensation expense relates to contingent payments for post-combination services associated with an acquisition.

(d) Amount represents the impact of a deemed dividend, net of Illumina’s portion of the losses incurred by GRAIL’s common shareholders resulting from the company’s common to preferred share exchange with GRAIL. The amount was added to net income attributable to Illumina stockholders for purposes of calculating Illumina’s consolidated earnings per share. The deemed dividend, net of tax, was recorded through equity.

(e) Incremental non-GAAP tax expense reflects the tax impact related to the non-GAAP adjustments listed above.